Exhibit 10.2

Filed in the Office of Secretary of State State Of Nevada Business Number C7156 - 1984 Filing Number 00002381648 - 02 Filed On 08/03/2009 Number of Pages 1

Filed in the Office of Secretary of State State Of Nevada Business Number C7156 - 1984 Filing Number 20050062327 - 67 Filed On 03/14/2005 Number of Pages 1

Filed in the Office of Secretary of State State Of Nevada Business Number C7156 - 1984 Filing Number 20050024495 - 91 Filed On 02/16/2005 Number of Pages 1

03/18/2004 09:43 6193742027 MICHAEL_SPADACCINI PAGE 03
18/03 2004 09:22 FAX 949 6796222
To: Bruce Thomson
Corporate Offices
Date: 3/18/2004 Time: 9:12:50 AM
001
Page 2 of 2

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

C 7156-84
FILED # ____
MAR 1 8 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

175-

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
SEVEN ANGELS VENTURES, INC.

2. The articles have been amended as follows (provide article numbers, if available):
ARTICLE I

THE NAME OF THE CORPORATION IS TWISTER NETWORKS, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 61%

4. Effective date of filing (optional): 3/25/04
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Bruce Thomson President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

C040318-394

02/19/2004 10:29 5193742027 MICHAEL_SPADACCINI PAGE 03
19/.. 2004 10:03 FAX 949 8796222 ☒001
To: Bruce Thomson Corporate Offices Date: 2/19/2004 Time: 10:00:38 AM Page 2 of 2

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

175' FILED # C7156-84

FEB 1 9 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
DRAGON ENERGY GROUP, LTD.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE I

The name of the Corporation is SEVEN ANGELS VENTURES, INC.

ARTICLE IV

The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change is 25,000,000 shares of common stock each with $0.001 par value and 5,000,000 shares of preferred stock each with $0.10 par value.
*(continued, see attached)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 61%

4. Effective date of filing (optional): 3/5/04

5. Officer Signature (required): [signature]
(must not be later than 90 days after the certificate is filed)

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

2/19/2004 11:36:39 AM $0.00
BB C20040219-0241

0L/19'2fl04 lfl:29 5193742827 MICHAEL_SPAMCCINI PAGE 04 (continued, Certificate of Amendment to Articles of Incorporation of Dragon Energy Group, Ltd.) The number of authorize shares and L'l.e par value, if any, of each class or series, if any, of shares after the change is 450,000,000 shares of common stock each with $0.001 par value and 500,000 shares of preferred stoc each with $0.10 par value. The number of shares of the common stock to be issued after the change in exchange for each issued share of the same class or series is one (I) share for each three (3) shares.

INTERNATIONAL.OFFICES 949 768 2198 n:,Jr;:C 7 /50 .J>U -- - / CERTIFICATE OF AMENDMJ,;l,"f OF ARTICLES OF INCORPORATION SRAKEY'S, INC, :. \ • -- " •" ;;:,,, ,:::..:';: - 72 SHAKEY'S INC . , a COipOration organized and < : Xisting under the laws of the State of Nevada, DOES HEREBY CERTIFY: FIRST, that at a g oftbe Board of Di . rectors of SHAKEY'S INC . resolutions were duly adopted and filed with the Minutes of the oorporation setting forth propooed amendments to the Articles of Incorporation of said corporation, declaring said ar - -- fflt advisable and calling a meeting of the shareholders of said corporation pursuant to N ;;.• .. aa Statute NRS 18 . 385 The resolution setting forth the propo . g, : 1 amendment is as . fullows : RESOLVED, that the Articles of Incorporation of this corporation 00 amended to effect a change in the name of the Company back to DRAGON ENERGY GROlJP, i.TD. SECOND, that thereafter, pursuant to a resolution of the Board of Directors, a special mectmg of the stocliliolders of said cmporatioo was duly calkd and beld, at which mectmg the number of shares as required by statute were voted in favor of the amendments . TIJIRO, that said: amendments: were adopted pursuant to the Nevada Code on March 21, 2003. IN WITNESS WHEREOF, said SHAKEY'S INC. has caused this Amendmont to be ,;gned by its P,esid' 11 Bruce E . Thomsen and . itsofMluch 2003 . / President P.02

JUN 1 9 2001 CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTij,,,,;::}: - _f" ·" '" ƒ '"" OF SERIES A VOTING NON - CONVERTIBLE PREFERRED STOCK OF DRAGON ENERGY GROUP, LTD. Dragon Energy Group, Ltd (the "Company'"), d \ ,lllJJV 1 auo 11 v 1 gauueo ana eXlSIIIlg unaer the laws and statutes of Nevada, does hereby 0 !rtify that, puraiant to the authority conferred upon the Board of Directors of the company by the Certificate of Incorporation, as amended, the Company, and pursuant to the StatuleS of the State of Nevada, the Board of Directors of the company duly adopted resolutions (i) authorizing a series of the Company's previously authorized preferred stock, $ 0 . 001 par value per share, and (ii) providing for the designations of the rights, privileges, preferences and restrictions of Five Hundred Thousand ( 500 , 000 ) shares of Series A Voting Non - (onvertible Preferred Stock of the Company as follows : RESOLVED, that the Company is authorized to issue 500 , 000 shares of Series A Voting Non - Convertible Preferred Stock (the "Series A Preferred Stock''), $ 0 . 001 par value per share which shall have rights, privileges, preferences and restrictions, as follmvs : A DESIGNATION AND NUMBER The designation of voting non - convertible Preferred Stock created by this Certificate of Designations shall be Series A Preferred Stock, par value $ . 001 per share (the "Series A Preferred Stock''), of Dragon Energy Group, Ltd . , a Nevada corporation (the "Corporation"), and ibe number of shares constituting such class shall be an aggregate total of Five Hundred ( 500 , 000 ) Thousand shares, which number may be decreased (but not below the number of shares of Series A Preferred Stock then outstanding) from time to time by the Board of Directors of the Corporation (the "Boord of Directors") . The Series A Preferred Stock shall rank prior to the Common Stock, $ _ 001 par value per share of the Corporation (the "Commoo Stock'') with respect to any payment or distribution to be made to the holders of the Corporation's capital stock upon the liquidation, dissolution or winding up of the Corporation as provided in this Certificate of Designations such amount to be appropriately adjusted in the event of any recapilaliz . ation . B. VOTING RIGHTS Except as otherwise provided by law, the Series A Voting Non - Convertible Preferred Stock shall have the following voting rights . For each share of Series A Voting Non - Convertible Preferred stock issued and outstanding, the holder shall have ten votes on any matter submitted . to shareholders for a vote . C. DIVIDEND RIGHTS. I. The Board of Directors shall not declare and pay any cash dividends to the holders of the Common Stock unless they also simultaneously declare and pay, pursuant to paragraph 2 below, an equivalent cash dividend to the holders of the Series A Preferred Stock. If and \ \ hen declared, such dividends shall be payable out of any source lawfully available for the payment of dividends. 2 The holders of shares of the Series A Preferred Stock shall be entitled toan annual dividend which shall not be cumulative as determined by the Board of Directors payable annually on April 30 of each year commencing in the year 2003 . Such dividend shall be payable by the Corporation in cash out of any source lawfully available for the payment of dividends . D . LIQUIDATION RIGHTS I . In the event of any voluntary or involuntary liquidation, dissolution, or windiug up of the Corporation (hereinafter referred to as a "Liquidation''), before any distribution or payment shall he made to or set aside for the holders of the Common Stock, the holders of the Series A Voting Non - Convertible Preferred Stock shall be entitled to receive from the assets of the Col])Oration the sum of $ . OOI per share in cash or other property (the "Prefurred Stock Liquidation Value"), such amount to be appropriately adjusted, upward or downward in the event of any stock dividend, stock split or combination, or similar recapitalization (hereinafter referred to as a "Recapitalization") . If upon any such liquidation, dissolution or winding up of the Corporation the assets of the COIJ)Oration to be distributed among the holders of the Series A Preferred Stock are insufficient to permit payment to such holders of 1 - he aggregate Preferred Stock Liquidation Value amount which they are entitled to be paid, then the assets available to be distributed to such holders will be distributed ratably among such holders, based upon the aggregate Series A Preferred Stock Liquidation Value held by each such holder of Series A Preferred Stock . 2. After payment shall have been made in full to the holders ofthe Series A Preferred Stock and as provided in paragraph l above, the holders of the Common Stock shall be entitled to receive from the remaining assets of the Corporation, before any further distribution or payment IS made to any other party, the sum of $.001 per share of Common Stock in cash or other property (the ·'Common Stock Liquidation Value"), such amount to be appropriately adjusted in the event of any Recapitalization . If the assets of the Corporation to be so distributed among the holders of the Common Stock are insufficient to permit payment to such holders of the aggregate Common Stock Liquidation Va 1 ue amount which they are entitled to be paid, then the remaining assets will be distributed ratably among such holders based upon the number of shares of Common Stock held by such holders . 3. Any assets of the Corporation remaining after such payments referred to in paragraph 1 , and 2 above shall have been made in full to the holders of the Series A Preferred Stock, and the holders of the Common Stock, any remainder shall be distributed ,vith respect to the outstanding shares of Series A Preferred Stock and pro rata without regard to class . 5. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, . dissolution or ½inding up of the Corporation within the meaning ofthis Section D . The Corporation will mail written notice of any liquidation, winding up or dissolution of the Corporation to each record holder of Series A Preferred Stock, not less than sixty (60) days prior to the payment date stated therein . '

D. NOTICES. Any notices or certificates required by the Certificate of lncozporation of the Corporation or this Certificate of Designations to be deln - ered to any holder of shares of the Corporation's Capital Stock shall be deemed given when prnonally deliver to such holder or upon deposit in the _ United States Mail, certified or registered mail, return rece;pt requested, pos!age prepaid, and addres.sed to such holder at its address appearing on thebooks of the Corporation IN WITNESS WHEREOF, Dragon Energy Grnnp, Ltd . has caused this Certificate of Designations to be signed by its President and attested to by its Secretary this 13 tb . day of July 1998 . DRAGON ENERGY GROUP, LTD. /' - gz n # ,, ' , _/ ' By: v;_,,.,_..r \ · - Naml : Bruce E. Thomsen Title: President 3

CERTIFICA1E OF JL' \ 1ENDMENT OF ARTICLES OF INCORPORATION DRAGON ENERGY GROUP, LTD. JUN 1 9 2002 w 'l''.l'l"' Hill.ER, SECRfJAAY OF SIAJE DRAGON ENERGY GROUP, LTD., a COIJlOration ruganized and existing under 1he laws of 1he State ofNeva<la, DOES HEREBY CERTIFY FIRST, that at a meeting of 1 he Boan! of Directors of DRAGON ENERGY GROUP, LTD . resolutions were duly adopted and filed with the Minutes of the corporation settrog forth proposed amendments to the Articles of Incorporation of said coi : potation, declaring said amendments advisable and calling a meeting of the shareholders of said corporation pursuant to Nevada Statute NRS 78 . 385 The resolution setting forth the proposed amendment is as follows : RESOLVED, that the Articles oflnCOJporation of this corporation be amended to effect a change in the name of the Company to SHAKEY'S, INC. SECOND, that thereafle<, plHSUal 1 ! to a resolutioo of 1 he Boan! of Directora, a special meeting of the stockholders of said corporation was duly called and held, at which meeting the number of shares as required by statute were voted in favor of the amendments . lHIRD, that said amendments were adopted purniant to 1he Nevada Code on Octobe< 20, 2000. IN WITNESS WHEREOF, said DRAGON ENERGY GROUP, LTD . has caused this Amendment to be signed by its President, Bruce E . Thomsen and its Secreta . ry E . G . Marchi, this 29 th day of April 2002 . / President ··

[redacted]

FILE NUMBER

7156-1984

DRAGON ENERGY GROUP, L...
a NEVADA CORPORATION

Oct 99 to Oct 00

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is:

AFFORDABLE BUSINESS SERVICES INC.
1055 E. Flamingo Rd., Suite 1009A
Las Vegas, NV 89119

FOR OFFICE USE ONLY

FILED (DATE)
98-99 $100
99-00 $100
Reinstatement fee $50

FILED # C 7156-84

MAR 0 6 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. **A President, Secretary, Treasurer and all Directors** must be named. There must be at least one director. Last year's information has been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An **officer** must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the deadline indicated at the top of this form.
4. Make your check payable to the **Secretary of State**. If you need a receipt, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, Capitol Complex, Carson City, NV 89710. (702) 687-5105

FILING FEE: $85.00 **LATE PENALTY: $15.00**

NAME	TITLE(S)	P.O. BOX	STREET ADDRESS	CITY	ST.	ZIP
Bruce Thomson	PRESIDENT		575 Anton Blvd #300	Costa Mesa	CA	92626
Loretta Davenport	SECRETARY		575 Anton Blvd #300	Costa Mesa	CA	92626
Dan Kelly	TREASURER		575 Anton Blvd #300	Costa Mesa	CA	92626
	DIRECTOR					
	DIRECTOR					
	DIRECTOR					

RECEIVED
MAR 0 6 2000
SECRETARY OF STATE

I hereby certify this annual list.

X Signature of officer [signature] Title(s) President Date 2/17/00

I 'I' l STATE OF NEVADA SECRETARY OF STATE CERTIFICATE OF REINSTATEMENT I, DEAN HEL.....lR, the duly elected Secretary of State of the State of Nevada, do hereby certify that DRAGON ENERGY GROUP, LTD. a Corporation formed under the laws of the State of NEVADA having paid all filing fees, licenses, penalties and costs, in accordance with the provisions of Title 7 of the Nevada Revised Statutes as amended, for the years and in the amounts as follows: 19981999 List of officers/directors+ penalty $ 100 1999 - 2000 List of officers/directors + penalty $ 100 Reinstatement Total $ 50 $ 250 and otherwise complied with the provisions of said section, the said corporation has been reinstated, and that by virtue of such reinstatement it is authorized to transact its business in the same manner as if the aforesaid filing fees, licenses, penalties and costs had been paid when due. IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office in Carson City, Nevada, on March 6 , 2000 . "i!! By

I CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION VIALUX. INC. I - FILED lN11 - tE OFFtCE.9FTHE $ECAETAAY0f' STATE OFTHE STATE OFNEVADA i.lAR 2 S 1998 No C7151,;z - 'Si./ 'r)t.... '7/dL rs·.... ,,. - ' - · VM:CUR,TEi.NC., a corporat:1011 organized and existing under the Jaws of the State of Nevada, MAR 2 6 1998 11 ' - 15 ε 75 ()h \ ....,, DOES HEREBY CERTIFY : FIRST . that at a meeting of the Board of Directors of VIALUX INC . resolutions were duly adopted and filed with the Minutes of the corporation setting forth a proposed amendment to the Articles of Incorporation of said corporation, declaring said amendment advisable and calling a meeting of the shareholders of said corporation pursuant to Nevada Statutes . The resolution setting forth the proposed amendment is as follows : RESOLVED, that the Articles of fncorporation of this corporation be amended to effect a change in the name of the Company to DRAGON ENERGY GROUP . LTD . SECOND, that thereafter . pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, at which meetmg the number of shares as required by statute were voted in favor of the amendments . THIRD, that said amendments were adopted pursuant to the Nevada StaMes on March 22 , 1998 . IN WITNESS WHEREOF, said VJALUX, INC . has caused this Amendment to be signed by its \ 'ice - President, Bruce Thomsen and its Secretary Francis Liu, this y of March 1998 . . - "= - Vice - President •

I CALIFORNIA ALL - PURPOSE ACKNOWLEDGMENT State of . C.oJ;c, ro j ,8 County ot Los An1e 1 - es On Marrh ,;ifS,. l9C \ I , befo,eme, - - ¥,J,,cnj aj “ b oµ:.blil. personal/y appeared - I I ::J personally known to me - OR - proved to me on the basis of satisfactory evidence to bet e person{s) whose narne(s) ls/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument . I •. t . - .., - .,_..... 1 .. P . - . t .. 1 ... A ... t .. t .... t . ( • - ,·· - · - . KLINT JAMES MCKAY 1 , - f - '; COMM.# 1061368 :z z · ._ - ,jf, . Notary Pubiic - Colifomia l ... '.. - LOS ANGElfS COUNTY - " MvComm.&pitesJULJJ.1999 ----------- OPTTONAL ----------- + - - Though the information balow is not required by law. it may prove valuable to persons relying on me document and could prevent fraudulent removal and reattachmenr of this form to another document. Description of Attachrat Titleo,Type of Document O ../.. UcL Document Date: - --- - - - -------- - Nul!r Pages: ()r...,e... Individual □ Corporate Officer Title(s): _ Ci Partner - Limited CJ General ::J Attorney - ic - Facl =.J Trustee □ Guardian or Conservator rJ Other: Signer ls Representing: fao ot t>iumb here my h nd nd official eal. S1gner(s) Other Than Named Above: - - - --------------- Capacity(ies) Claimed by Signer(s) Signer's Name: _ Signer's Name: _ □ Individual □ Corporate Officer Title(s): _ □ Partner - Ƒ Limited CJ General □ Attorney - in - Fact □ Trustee n Guardian or Conservator □ Other: StOIElAltY C 1994 Na" ƒ ""' - Cf Association• 82S6 FlemmetAvo.. P.O Bo, 7184 •Canoga Pork. CA 91309•7184 Ptod. No. S9C7 Aoomor: Call Tol F""' 1 - aoo - a76 - Q827 ..

I CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION VIALUX. INC. I - FILED lN11 - tE OFFtCE.9FTHE $ECAETAAY0f' STATE OFTHE STATE OFNEVADA i.lAR 2 S 1998 No C7151,;z - 'Si./ 'r)t.... '7/dL rs·.... ,,. - ' - · VM:CUR,TEi.NC., a corporat:1011 organized and existing under the Jaws of the State of Nevada, MAR 2 6 1998 11 ' - 15 ε 75 ()h \ ....,, DOES HEREBY CERTIFY : FIRST . that at a meeting of the Board of Directors of VIALUX INC . resolutions were duly adopted and filed with the Minutes of the corporation setting forth a proposed amendment to the Articles of Incorporation of said corporation, declaring said amendment advisable and calling a meeting of the shareholders of said corporation pursuant to Nevada Statutes . The resolution setting forth the proposed amendment is as follows : RESOLVED, that the Articles of fncorporation of this corporation be amended to effect a change in the name of the Company to DRAGON ENERGY GROUP . LTD . SECOND, that thereafter . pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, at which meetmg the number of shares as required by statute were voted in favor of the amendments . THIRD, that said amendments were adopted pursuant to the Nevada StaMes on March 22 , 1998 . IN WITNESS WHEREOF, said VJALUX, INC . has caused this Amendment to be signed by its \ 'ice - President, Bruce Thomsen and its Secretary Francis Liu, this y of March 1998 . . - "= - Vice - President •

I CALIFORNIA ALL - PURPOSE ACKNOWLEDGMENT State of . C.oJ;c, ro j ,8 County ot Los An1e 1 - es On Marrh ,;ifS,. l9C \ I , befo,eme, - - ¥,J,,cnj aj “ b oµ:.blil. personal/y appeared - I I ::J personally known to me - OR - proved to me on the basis of satisfactory evidence to bet e person{s) whose narne(s) ls/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument . I •. t . - .., - .,_..... 1 .. P . - . t .. 1 ... A ... t .. t .... t . ( • - ,·· - · - . KLINT JAMES MCKAY 1 , - f - '; COMM.# 1061368 :z z · ._ - ,jf, . Notary Pubiic - Colifomia l ... '.. - LOS ANGElfS COUNTY - " MvComm.&pitesJULJJ.1999 ----------- OPTTONAL ----------- + - - Though the information balow is not required by law. it may prove valuable to persons relying on me document and could prevent fraudulent removal and reattachmenr of this form to another document. Description of Attachrat Titleo,Type of Document O ../.. UcL Document Date: - --- - - - -------- - Nul!r Pages: ()r...,e... Individual □ Corporate Officer Title(s): _ Ci Partner - Limited CJ General ::J Attorney - ic - Facl =.J Trustee □ Guardian or Conservator rJ Other: Signer ls Representing: fao ot t>iumb here my h nd nd official eal. S1gner(s) Other Than Named Above: - - - --------------- Capacity(ies) Claimed by Signer(s) Signer's Name: _ Signer's Name: _ □ Individual □ Corporate Officer Title(s): _ □ Partner - Ƒ Limited CJ General □ Attorney - in - Fact □ Trustee n Guardian or Conservator □ Other: StOIElAltY C 1994 Na" ƒ ""' - Cf Association• 82S6 FlemmetAvo.. P.O Bo, 7184 •Canoga Pork. CA 91309•7184 Ptod. No. S9C7 Aoomor: Call Tol F""' 1 - aoo - a76 - Q827 ..